POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each undersigned hereby constitutes and appoints SYDNEY LAGIER his, her or its true and lawful attorney-in-fact to:

 (1) execute for and on behalf of each undersigned (a "Reporting Person")
 any and all reports, notices, communications and other documents (including, but not limited to, reports on Schedule 13D, Schedule 13G, Form 13-F, Form 3,
Form 4 and Form 5) that such Reporting Person may be required to file with the
 United States Securities and Exchange Commission pursuant to the Securities
Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended
(collectively, the "Reports") with respect to each Reporting Person's (a)
status as an officer or director of, or (b) ownership of, or transactions in, securities of, any entity whose securities are beneficially owned (directly or indirectly) by such Reporting Person (each, a "Company");

 (2) do and perform any and all acts for and on behalf of each Reporting
Person which may be necessary or desirable to complete and execute any such
Reports and timely file such forms and schedules with the United States
Securities and Exchange Commission and any stock exchange or similar authority; and

 (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned, pursuant to this Power of Attorney, shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in her discretion.

 The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary, and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of revocation, hereby ratifying and confirming all that such attorney-in-fact, or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of
 Attorney and the rights and powers herein granted.  The undersigned acknowledges that no such attorney-in-fact, in serving in such capacity at the request of the undersigned, is hereby assuming, nor is the Company hereby assuming, any of the undersigned's responsibilities to comply with Section 16 or Section 13 of the Securities Exchange Act of 1934.

 This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 or Schedules 13G/D with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 14th day of August, 2006.

 AUGUST CAPITAL MANAGEMENT III, L.L.C.,
 a Delaware Limited Liability Company

 By: /s/ Mark. G. Wilson
  Mark G. Wilson, Member

 AUGUST CAPITAL III, L.P.,
 a Delaware Limited Partnership

 By: August Capital Management III, L.L.C.,
  a Delaware Limited Liability Company
  Its General Partner

 By: /s/ Mark. G. Wilson
  Mark. G. Wilson, Member

 AUGUST CAPITAL STRATEGIC PARTNERS III, L.P.,
 a Delaware Limited Partnership

 By: August Capital Management III, L.L.C.,
  a Delaware Limited Liability Company
  Its General Partner

 By: /s/ Mark. G. Wilson
  Mark G. Wilson, Member

 AUGUST CAPITAL III FOUNDERS FUND, L.P.,
 a Delaware Limited Partnership

 By: August Capital Management III, L.L.C.,
  a Delaware Limited Liability Company
  Its General Partner

 By: /s/ Mark. G. Wilson
  Mark G. Wilson, Member

 AUGUST CAPITAL ASSOCIATES III, L.P.,
 a Delaware Limited Partnership

 By: August Capital Management III, L.L.C.,
  a Delaware Limited Liability Company
  Its General Partner

 By: /s/ Mark. G. Wilson
  Mark G. Wilson, Member

     MEMBERS:

     /s/ Sydney Lagier
     Sydney Lagier

     /s/ John R. Johnston
     John R. Johnston

     /s/ Andrew S. Rappaport
     Andrew S. Rappaport

     /s/ David F. Marquardt
     David F. Marquardt

     /s/ Mark G. Wilson
     Mark G. Wilson